Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Voya Intermediate Bond  Security Description:        CAT 3.4% 05/15/2024
Issuer:  Caterpillar Inc.                     Offering Type:               Global
                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                          In Compliance
                 REQUIRED INFORMATION                    ANSWER             APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ------------------ ---------------------------------- -------------
1.   Offering Date                                       5/5/14        None                                   N/A

2.   Trade Date                                          5/5/14        Must be the same as #1

3.   Unit Price of Offering                              99.983        None                                   N/A

4.   Price Paid per Unit                                 99.983        Must not exceed #3

5.   Years of Issuer's Operations                       > 3 years      Must be at least three years *

6.   Underwriting Type                                    firm         Must be firm

7.   Underwriting Spread                            80 bp vs T2  3/4,  Sub-Adviser determination to be
                                                         2/15/24       made

8.   Total Price paid by the Fund                        $32,994       None                                   N/A

9.   Total Size of Offering                           1,000,000,000    None                                   N/A

10.  Total Price Paid by the Fund plus Total Price     $4,690,203      #10 divided by #9 must not exceed
     Paid for same securities purchased by the                         25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund                  Barclays       Must not include Sub-Adviser
     purchased (attach a list of all syndicate                         affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,         n/a         Must be "Yes" or "N/A"
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Paticia Ann Uzzel
                                        ----------------------------------------
                                        Sub-Adviser

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Voya Intermediate Bond  Security Description:        RBS 5.125 05/28/2024
Issuer:  ROYAL BANK OF SCOTLAND GROUP PLC     Offering Type:               Yankee
                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                          In Compliance
                 REQUIRED INFORMATION                    ANSWER             APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ------------------ ---------------------------------- -------------
1.   Offering Date                                       5/21/14       None                                   N/A

2.   Trade Date                                          5/21/14       Must be the same as #1

3.   Unit Price of Offering                              99.213        None                                   N/A

4.   Price Paid per Unit                                 99.213        Must not exceed #3

5.   Years of Issuer's Operations                       > 3 years      Must be at least three years *

6.   Underwriting Type                                    firm         Must be firm

7.   Underwriting Spread                            270 bp vs T2  1/2  Sub-Adviser determination to be
                                                         5/15/24       made

8.   Total Price paid by the Fund                        $99,213       None                                   N/A

9.   Total Size of Offering                           2,250,000,000    None                                   N/A

10.  Total Price Paid by the Fund plus Total Price     $7,629,480      #10 divided by #9 must not exceed
     Paid for same securities purchased by the                         25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund                Royal Bank of    Must not include Sub-Adviser
     purchased (attach a list of all syndicate          Scotland       affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,         n/a         Must be "Yes" or "N/A"
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Patricia Ann Uzzel
                                        ----------------------------------------
                                        Sub-Adviser

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk: or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Voya Intermediate Bond  Security Description:         C 6.300 12/29/2049
Issuer:  CITIGROUP INC                        Offering Type:                US Domestic
                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                      In Compliance
                 REQUIRED INFORMATION                  ANSWER           APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- -------------- ---------------------------------- -------------
1.   Offering Date                                     4/23/14     None                                   N/A

2.   Trade Date                                        4/23/14     Must be the same as #1

3.   Unit Price of Offering                              100       None                                   N/A

4.   Price Paid per Unit                                 100       Must not exceed #3

5.   Years of Issuer's Operations                     > 3 years    Must be at least three years *

6.   Underwriting Type                                  firm       Must be firm

7.   Underwriting Spread                                           Sub-Adviser determination to be
                                                                   made

8.   Total Price paid by the Fund                      $76,000     None                                   N/A

9.   Total Size of Offering                         1,750,000,000  None                                   N/A

10.  Total Price Paid by the Fund plus Total Price   $10,665,000   #10 divided by #9 must not exceed
     Paid for same securities purchased by the                     25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund                  Citi       Must not include Sub-Adviser
     purchased (attach a list of all syndicate                     affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,       Yes       Must be "Yes" or "N/A"
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Patricia Ann Uzzel
                                        ----------------------------------------
                                        Sub-Adviser

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk, or(ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Voya Intermediate Bond  Security Description:        EPB 4.300 05/01/2024
Issuer:  EL PASO PIPELINE PARTNERS            Offering Type:               US Domestic
                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                             In Compliance
                 REQUIRED INFORMATION                      ANSWER              APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- --------------------- ---------------------------------- -------------
1.   Offering Date                                        4/29/14         None                                   N/A

2.   Trade Date                                           4/29/14         Must be the same as #1

3.   Unit Price of Offering                                99.968         None                                   N/A

4.   Price Paid per Unit                                   99.968         Must not exceed #3

5.   Years of Issuer's Operations                        > 3 years        Must be at least three years *

6.   Underwriting Type                                      firm          Must be firm

7.   Underwriting Spread                             160 bp vs T2  3/4,   Sub-Adviser determination to be
                                                          2/15/24         made

8.   Total Price paid by the Fund                          54.982         None                                   N/A

9.   Total Size of Offering                             600,000,000       None                                   N/A

10.  Total Price Paid by the Fund plus Total Price       $8,297,344       #10 divided by #9 must not exceed
     Paid for same securities purchased by the                            25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Royal Bank of Canada  Must not include Sub-Adviser
     purchased (attach a list of all syndicate                            affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,          n/a           Must be "Yes" or "N/A"
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Patricia Ann Uzzel
                                        ----------------------------------------
                                        Sub-Adviser

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Voya Intermediate Bond  Security Description:        BAC 5.125 12/29/2049
Issuer:  BANK OF AMERICA CORP                 Offering Type:               US Domestic
                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                        In Compliance
                 REQUIRED INFORMATION                   ANSWER            APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ---------------- ---------------------------------- -------------
1.   Offering Date                                      6/12/14      None                                   N/A

2.   Trade Date                                         6/12/14      Must be the same as #1

3.   Unit Price of Offering                               100        None                                   N/A

4.   Price Paid per Unit                                  100        Must not exceed #3

5.   Years of Issuer's Operations                      > 3 years     Must be at least three years *

6.   Underwriting Type                                   firm        Must be firm

7.   Underwriting Spread                                             Sub-Adviser determination to be
                                                                     made

8.   Total Price paid by the Fund                       143,000      None                                   N/A

9.   Total Size of Offering                          1,500,000,000   None                                   N/A

10.  Total Price Paid by the Fund plus Total Price    $18,806,000    #10 divided by #9 must not exceed
     Paid for same securities purchased by the                       25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Bank of America  Must not include Sub-Adviser
     purchased (attach a list of all syndicate                       affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,        n/a        Must be "Yes" or "N/A"
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Patricia Ann Uzzel
                                        ----------------------------------------
                                        Sub-Adviser

* Not applicable to munis In the case of munis. (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Voya Intermediate Bond  Security Description:        JCI 1.400 11/02/2017
Issuer:  JOHNSON CONTROLS INC                 Offering Type:               Global
                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                         In Compliance
                 REQUIRED INFORMATION                    ANSWER            APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ----------------- ---------------------------------- -------------
1.   Offering Date                                      6/10/14       None                                   N/A

2.   Trade Date                                         6/10/14       Must be the same as #1

3.   Unit Price of Offering                              99.872       None                                   N/A

4.   Price Paid per Unit                                 99.872       Must not exceed #3

5.   Years of Issuer's Operations                      > 3 years      Must be at least three years *

6.   Underwriting Type                                    firm        Must be firm

7.   Underwriting Spread                            55 bp vs To 7/8,  Sub-Adviser determination to be
                                                        5/15/17       made

8.   Total Price paid by the Fund                       103,867       None                                   N/A

9.   Total Size of Offering                           300,000,000     None                                   N/A

10.  Total Price Paid by the Fund plus Total Price      $760,026      #10 divided by #9 must not exceed
     Paid for same securities purchased by the                        25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Bank of America   Must not include Sub-Adviser
     purchased (attach a list of all syndicate                        affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,        n/a         Must be "Yes" or "N/A"
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period or time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Patricia Ann Uzzel
                                        ----------------------------------------
                                        Sub-Adviser

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either (i) they must be subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010